Exhibit 10.2

FIRST AMENDMENT TO THE

ALPHATEC HOLDINGS, INC.

2016 EMPLOYMENT INDUCEMENT AWARD PLAN

This First Amendment (this “Amendment”) to the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan (as amended and/or restated to date, the “Plan”) is made and adopted by Alphatec Holdings, Inc. (the “Company”), a corporation organized under the laws of State of Delaware.

1. Section 3(a) of the Plan is hereby amended to read as follows:

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 950,000 shares of Common Stock.

2. This Amendment is effective as of December 10, 2016.

3. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

* * * * * * * *

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on December 10, 2016.

ALPHATEC HOLDINGS, INC.

By:	/s/ Ebun S. Garner, Esq.
Name: Ebun S. Garner, Esq.
Its: GC and SVP